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                                                                      Exhibit 99

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PROXY


                                                               [MASTERCARD LOGO]


                      MASTERCARD INTERNATIONAL INCORPORATED
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 FOR THE SPECIAL MEETING OF PRINCIPAL, ASSOCIATION AND TRAVELERS CHEQUE MEMBERS
                                 ON XXXXXX, 2001

The undersigned hereby constitute(s) and appoint(s) Lance L. Weaver, Robert W. Selander and Noah J. Hanft, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution of each, and with all the powers the undersigned would possess if personally present, to appear and vote all voting interests in MasterCard International Incorporated the undersigned is entitled to vote at the Special Meeting of Principal Members of MasterCard International Incorporated to be held on XXXXXX, 2001, and at any adjournment thereof, upon the matters referred to in the Notice of Meeting and Proxy Statement for said meeting and in their discretion upon such other business as may properly come before the meeting or any adjournment. The undersigned hereby revokes any proxies heretofore given and ratifies and confirms all that each of said attorneys and proxies, or any substitute or substitutes, shall lawfully do or cause to be done by reason thereof, upon the matters referred to in the Notice of Meeting and Proxy Statement for said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED, OR IF NO CHOICE IS SPECIFIED, "FOR" THE PROPOSAL LISTED ON THE REVERSE SIDE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.
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                                                               [MASTERCARD LOGO]


                   SPECIAL MEETING OF PRINCIPAL, ASSOCIATION
                   AND TRAVELERS CHEQUE MEMBERS
                   XXXXXX, 2001 AT 9:00 A.M.
                   At Our Offices
                   2000 Purchase Street
                   Purchase, New York 10577

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                       INSTRUCTIONS FOR VOTING YOUR PROXY


                     THERE ARE THREE WAYS TO VOTE YOUR PROXY


                                TELEPHONE VOTING

This method of voting is available for principal, association and travelers cheque members located in the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-849-5629, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on XXXXXX, 2001.

                                 INTERNET VOTING

Visit the Internet voting website at HTTP://PROXY.GEORGESON.COM. Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on XXXXXX, 2001.


                                 VOTING BY MAIL

Simply mark, sign and date your proxy card and return it in the reply envelope enclosed.

--------------                                                    --------------
COMPANY NUMBER                                                    CONTROL NUMBER
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                 IF YOU ARE VOTING BY TELEPHONE OR THE INTERNET,
                       PLEASE DO NOT MAIL YOUR PROXY CARD
                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

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[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

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   MASTERCARD INTERNATIONAL'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                             PROPOSAL LISTED BELOW.
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 1.       To approve a plan of conversion that         FOR   AGAINST   ABSTAIN
          will convert MasterCard International        [ ]     [ ]       [ ]
          into a non-stock corporation that is a
          subsidiary of a stock holding company,
          MasterCard Incorporated.


_______________________________________________________
Member Name

Set forth below is the aggregate number of shares of class A and class B common stock of MasterCard Incorporated to be owned by the member named herein after the conversion and integration. The figures include the number of shares issued to the member identified on this proxy card in connection with the Europay integration. The member's vote is not sought for the Europay integration.

_______________________________________________________
Number of Current MasterCard International Member Votes



_______________________________________________________
Shares of class A common stock

_______________________________________________________
Shares of class B common stock

_______________________________________________________
Authorized Signature

_______________________________________________________
Date

_______________________________________________________
Type or Print Name of Person Signing

_______________________________________________________
Type or Print Title of Person Signing

_______________________________________________________
ICA Number(s)